September 9, 2015 Goldman Sachs Global Retailing Conference Exhibit 99.1

Disclaimer

Forward Looking Statements
Certain
statements
herein
are
“forward-looking
statements”
made
pursuant
to
the
safe
harbor
provisions
of
the
Private
Securities
Litigation
Reform
Act
of
1995.
Statements
contained
herein
that
are
not
clearly
historical
in
nature
are
forward-looking.
In
many
cases,
you
can
identify
forward-looking
statements
by
terms
such
as
“may,”
“will,”
“should,”
“expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or the negative of these terms or other comparable terminology.  These forward-looking statements speak
only
as
of
the
date
hereof
and
are
based
on
the
Company’s
current
plans
and
expectations
and
are
subject
to
a
number
of
known
and
unknown
uncertainties
and
risks,
many
of which are beyond the Company’s control.  As a consequence, current plans, anticipated actions and future financial position and results of operations may differ significantly from those expressed in any forward-looking statements in the presentation. You are cautioned not to unduly rely on such forward-looking statements when evaluating the information presented and we do not intend to update any of these forward-looking statements.
Non-GAAP Financial Measures
This presentation includes unaudited non-GAAP financial measures, including Adjusted EBITDA, Adjusted EBITDA margin, and Free Cash Flow. We present non-GAAP measures when our management believes that the additional information provides useful information about our operating performance. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. The presentation of non-GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP.  See our SEC filings for a reconciliation of the non-GAAP financial measures to the comparable GAAP measures.
Industry Data
This presentation also contains industry data, forecasts and other information that we obtained from industry publications and surveys, public filings and internal company sources.
Statements as to our ranking, market position and market estimates are based on independent industry publications, third-party forecasts and management’s estimates and assumptions about our markets and our internal research. While we are not aware of any misstatements regarding our market, industry or similar data presented herein, such data involve risks and uncertainties and are subject to change based on various factors.  We have not independently verified third-party information nor have we ascertained the underlying economic assumptions relied upon in those sources, and we cannot assure you of the accuracy or completeness of such information contained in this presentation.

Agenda 2 3 10 25 Business Update Historical Financial Performance 7 Company Overview Key Investment Highlights

Business Update

Business Update
4
Solid YTD performance:
—
Adjusted EBITDA growth of 9%
1
—
Net wholesale revenues up 4%
1
(10% ex currency and USB acquisition
2
)
—
YTD brand comps 3.1%
Progress in strengthening our vertical model with ACIM acquisition
—
Gross margin expansion by turning “doubles” into “triples”
Debt refinance results in $24 million annual cash savings
Per 2Q earnings release guidance:
—
Reaffirmed revenues of $2.25-$2.35 billion
—
Raised adjusted net income to $112-$122 million
—
FY’15 brand comps in the range of 3%
—
30
3
new PC corporate stores, ~325 Halloween City stores
International expansion with Mexico franchise agreement
1
YTD 6/30/15 vs. YTD 6/30/14
2
USB acquisition results in loss of $6 million of third party wholesale sales

19 net of 11 closures

Illustration: Power of the Vertical Model

Breakdown of Retail Sales
1
For ease of illustration purposes, a static individual margin used.  Actual results depend on range of individual margins by product line.
2
Assumes 100% share of shelf
Singles:  Product that PRTY buys from a third party and sells at Party City corporate stores.  Earns retail margin only.
-
Examples: candy, greeting cards, helium, foil serving pans
Doubles:
Product
that
PRTY’s
wholesale
division
buys
from
a
third
party
and
sells
at
Party
City
corporate
stores.
Earns
wholesale+retail
margin.
-
Examples: party favors, costumes and other wearables, table covers, cutlery
Triples:
Product
that
PRTY’s
wholesale
division
manufactures+distributes+sells
at
Party
City
corporate
stores.
Earns
manufacturing+wholesale+retail
margin.
-
Examples: paper plates, bowls, cups & napkins, plastic cups, metallic and latex balloons, piñatas
70%
share
of
shelf
80%
share
of
shelf
PRTY
Nickname
Hypothetical example
Individual
1
Cumulative
"Single"
1.00
$
Retail sales price
0.50
product cost
0.50
product profit
0.20
occupancy
0.30
$
net gross margin
30%
30%
"Double"
0.50
$
WS sales price
0.25
product cost
0.25
product profit
0.10
freight/distribution
0.15
$
net gross margin
30%
45%
"Triple"
0.25
$
Mfg sales price
0.21
cost
0.04
$
profit
15%
49%
Gross Margin
2
20%
50%
50%
30%
30%
20%
Today
Goal
Triples
Doubles
Singles

Recent Developments: Acquisitions

U.S. Balloon
Acquisition
In October 2014, Party City acquired U.S. Balloon Manufacturing Co., Inc. (“U.S. Balloon”), a
distributor of metallic balloons, for approximately $11 million
Allowed Party City to capture the full manufacturing-to-retail margin on balloons that it manufactures and sells at company-owned Party City stores
U.S. Balloon was previously a wholesale customer of Anagram that sold balloons to Party City retail stores
Mexico Master
Franchise Agreement
In
April
2015,
entered
into
an
agreement
with
a
subsidiary
of
Grupo
Oprimax
to
franchise
the
Party City concept in Mexico
Under
the
terms
of
the
agreement,
Grupo
Oprimax
will
open
at
least
80
stores
by
the
end
of
2024
Expected to open 3 stores within the next twelve months
Travis Designs
Acquisition
In March 2015, acquired U.K. based Travis Designs for approximately $12 million
Travis designs, sources and distributes high-end costumes
Will provide significant sourcing and vertical integration synergies, as well as access to a higher-
end costume customer
Potential Acquisitions: the Company would also consider acquiring franchisees and costume manufacturing capabilities
ACIM
Acquisition
In August 2015, acquired assets of a custom injection molded plastics manufacturer for $5.2 million, plus land and a manufacturing facility in New Mexico for approximately $6 million
Will provide Company over time the opportunity to earn full manufacturing to retail margin on plastic products including drinkware, serveware, and cutlery

Company Overview

Company Overview: Nobody Has More Party For Less!
Manufacturing
Largest global designer,
manufacturer, and distributor of
decorated party supplies and
costumes
Largest vertically integrated supplier and retailer of decorated party goods globally
$2.3 billion in worldwide sales
1,2
$372 million in Adjusted EBITDA
1,3
/ 16.2% Adjusted EBITDA margin
1
1
Reflects LTM June 30, 2015 numbers.
2
Includes franchise royalties and locations.
3
See SEC filings for reconciliation of Adjusted EBITDA to Net Income.
Retail
Wholesale / Distribution
#1 party goods retailer in
North America
~900 locations across
North America
2
~70% of products are sourced
through wholesale business
The largest manufacturer of metallic
balloons in the world
>40,000 SKUS
40,000
Retail Outlets
41
5
Puerto Rico
Hawaii
Canada
One stop shop
for all party needs
Grocery
Stores
Dollar
Stores
Mass
Merchant
Party
City
Independent
Party Stores

Timeline: A History of Party City’s Vertical Integration
Evolution
of
the
Business
–
Key
Events
Amscan
founded
Acquired
Anagram
Acquired
M&D
Balloons
Acquired
Party City
Acquired
Party
America
Acquired Gags
and Games,
Factory Card and
Party Outlet &
85% of Party City
Franchise Group
Acquired
remaining
interest in
Party City
Franchise
Group
Acquired Christy’s
Costumes and Christy
Garments and
Accessories
Acquired party
goods division of
American
Greetings
Acquired
Riethmuller,
Latex Balloon
Manufacturing
in Malaysia, and
Party
Packagers in
Canada
Acquired iParty
and Party
Delights (online
retailer)
Acquired U.S.
Balloon (Balloon
distributor to
Party City)
1989
1986
2003
2002
2001
2008
2007
2006
2005
1998
1997
1947
2010
2011
2013
2014
Established as a Wholesaler / Manufacturer, Party City has developed into a fully Integrated Wholesaler with an Omni-Channel Retail Presence
Built a new
distribution
facility
Hong Kong
showroom
opened
2015
Acquired Travis
Designs (designs,
sources and
distributes high-
end costumes)
Acquired ACIM (custom
injection molded plastics
manufacturer)
Became a
vertically
integrated
manufacturer
The Party
Superstore
Channel
evolves

Key Investment Highlights

Investment Highlights

Unique Vertically Integrated
Operating Model with Controlled
Distribution Channels
Leading Market Position
in a Growing Category
Combination of wholesale and retail
enhances profitability through greater
margin capture for majority of goods
Amscan
has approximately 70% share of
shelf at Party City
Global sourcing model assures lowest cost
manufacturing for all products
Rapid response to changing consumer
trends
Leading party goods supplier in the
growing $10 billion party goods industry
Leading global designer, manufacturer and
distributor of decorated party supplies and
costumes
#1 party goods retailer in North America
with over 900 superstore locations
Broad and Innovative
Product Offering
Strong Financial Performance
And Free Cash Flow Generation
Unmatched product breadth with over
25,000 SKUs in-store and 35,000 SKUs
online
Best-in-class design capabilities and
innovation track record creating new
opportunities
Brand portfolio of licenses supported by
market position at wholesale and retail
Sales of party goods have been resilient in
all economic cycles
Repeat-purchase model, consumable
nature of products and predictable selling
patterns
Consistent margin expansion and top-
line
growth; superior to peers
Exceptional free cash flow generation
Multiple Levers for
Disciplined Growth
World-Class Management Team
And Experienced Sponsor Ownership
Seasoned management team with
experience across wholesale and retail
businesses and international and e-
commerce platforms
Track record of strong performance
operating with leverage
Majority sponsor has a long history of
success in C&R investments
Meaningful
whitespace:
400+
new
stores
1
Strong e-commerce growth through
enhanced omni-channel initiatives
Grow wholesale business through
increased share of shelf and alternative
markets
Select geographic and channel expansion
opportunities
Expertise in tuck-in acquisitions
1
2
3
4
5
6
1  Includes franchise stores in Mexico

One of the largest manufacturers, designers and
distributors of decorated party supplies in the world
Product sold in over 40,000 retail outlets in 100+
countries
—
61%
U.S.
and
39%
International
1
Deep assortment with over 40,000 SKUs across 5
product categories
—
400+ party goods ensembles, which contain 5 to
50 design-coordinated items
Balanced,
multi-channel
customer
base
–
no
single
customer represents more than 10% of third party
sales at wholesale
Leading Wholesale Business
Wholesale
Revenue
by
Product
Category
1
Wholesale
Sales
by
Channel
1
12
1
Reflects
December
31,
2014
numbers.
Based
on
total
wholesale
sales
including
intercompany
sales
to
retail
operations.
2014
total
wholesale
sales
were
$1,213
million
and
intercompany
sales
were
$567
million.
2
Includes sales to Party City Canada and Party Delights.
1
Owned
Stores & e-
commerce
47%
2
Party City
Franchised
Stores
13%
Other
Domestic
Retailers
12%
Domestic
Balloon
Distributors/
Retailers
7%
International
Balloon
Distributions
2%
Other
International
19%

Category Defining Omni-Channel Retail Concept

Retail Stores
e-Commerce
Nobody Has More Party for Less!
Largest retail
network of
decorated party
supplies in North
America
—
697 company-
owned Party City
superstores
including 43
locations in
Canada and 205
franchise
locations
A leading
operator of
temporary
Halloween
stores in North
America
—
Used to test
locations for
year round
Party City
stores
Significant e-Commerce
platform with ~$160 million of
revenue for 2014
1
—
B2B capabilities
—
Average basket 3x retail
U.K. acquisition expanded
platform into Europe
Rolling out additional country
specific sites across Europe
and beyond (including
Germany, France, and the
Netherlands)
~900 Party
Superstores
Over 300 Temporary
Stores
e-Commerce
currently ~9%
2
of
Retail Sales
1
Includes Party Delights and $19 million of wholesale e-commerce.
2
Reflects June 30, 2015 numbers.
We believe we are
the leading
integrated
wholesale business
is the largest global
designer,
manufacturer and
distributor of party
goods by revenue
—
Over 40,000
SKUs in over
40,000 retail
outlets
worldwide
Third-Party Retail
1

Category Leadership Like No Other

Party
Goods
Vitamin &
Supplements
Crafts
Pet Supplies
Sporting
Goods
Home
Improvement
Industry
Leader
Sales ($mm)
1,6191
$1,934
1
$4,764
$7,112
$6,941
$84,380
Stores
6931
3,516
1
1,295
1,404
701
2,270
#2 Player
NM
Sales ($mm)
—
$1,242
2
2
2
$56,949
Stores
—
725
~600
~1,300
~185
1,843
Source:  Company filings and websites
1
Excludes franchise revenue and locations.
2
Private company; data not available
1

Unique Vertically-Integrated Operating Model
Vertical model and significant scale provide unique competitive advantages
Enhanced profitability by capturing the full manufacturing-to-retail margin on a significant portion of the products sold in our retail stores
Maintain greater control of every step from design and production through the sale of our products across channels
Approximately
one
third
5
of
the
total
$257
million
LTM
June
2015
Income
from
Operations
is
earned
outside
of
the
vertical
model,
leveraging our infrastructure and scale
Third-Party Wholesale
Revenue
$658 Million
1,2,3
Retail Revenue
$1.6
Billion
2
~70% Share of Shelf
Manufacturing 31%
4
of
Wholesale Products
1
Third-Party
Wholesale
Revenue
net
of
intercompany
sales.
2
Reflects LTM June 30, 2015 numbers.
3
Includes sales to Party City franchisees.
4
Reflects December 31, 2014 numbers.
5
$71.6 million Income from Operations earned from Wholesale.
15
Cost competitive sourcing
Global scale
Enhanced control of inflation
pressures
Ensures best products and
inventory
Design and innovation
capabilities
Global opportunities (retail +
wholesale)
Rapid response to changes in consumer preferences
2

Highly Efficient Manufacturing, Sourcing And
Distribution Capabilities on a Global Footprint
Sourcing
Distribution
Manufacturing
16
In-house manufacturing focused on high-volume
party essentials that can be manufactured through
highly automated processes
—
Examples: Paper and plastic tableware products
and metallic balloons
Capabilities are cost-competitive and provide rapid
turnaround times on key product categories
Labor intensive products, such as banners, favors
and centerpieces, are principally sourced from Asia
20+ year relationships with many of our vendors
Sourcing, quality control and testing offices
throughout Asia
Warehousing and distribution facilities around
the world
Wholesale
Sourcing
Mix
1
1
Reflects December 31, 2014 numbers. Based on total wholesale sales including intercompany sales to retail operations. 2014 total wholesale sales were $1,213 million and intercompany sales were $567 million.
Manchester UK
Headquarters
Manufacturing /
Distribution
Elmsford (NY)
Louisville (KY)
Anagram
Eden Prairie (MN)
Ampro
Tijuana (Mexico)
Everts Malaysia
Melaka (Malaysia)
Harriman (NY)
Newburgh (NY)
Chester (NY)
Edina (MN)
Amscan Asia Pacific
Baulkham Hills (Australia)
Amscan UK
Milton Keynes,
(England)
Manufacturing /
Distribution
Manufacturing
Manufacturing /
Distribution
Manufacturing
Distribution
Amscan Europe Kircheim
unter Teck  (Germany)
Distribution
Distribution
Distribution
Manufacturing
Amscan De Mexico
Guadalajara (Mexico)
Manufacturing /
Distribution
Amscan Asia
Hong Kong (China)
Distribution
Distribution
/ Sourcing
6 Sourcing Facilities
East Providence (RI)
Manufacturing /
Distribution
Distribution
Naperville (IL)
Distribution
Distribution
Brooklyn (NY)
2

110 person in-house design team
—
Creative staff is constantly in the market identifying trends and new product concepts
Vertical integration allows development team to test new
products and rapidly respond to changes in consumer
preferences
Proprietary designs and licenses help differentiate products from those of competitors
Introduce approximately 7,000 new products and 50 new
party goods ensembles annually
Best-In-Class Innovation Capabilities And Broad
Product Offering
17
Selected Merchandise Ensembles
License Portfolio
Innovation
Product Offering
Broadest assortment of merchandise
—
Organized by events and themes
Deep merchandise selection
—
Wide assortment including invitations, thank you cards,
tableware, hats, horns, banners, cascades, balloons,
novelty gifts, piñatas, favors and candy
3

One stop shop for all party needs
—
Powerful combination of physical and online stores
Broad assortment of merchandise
—
Greater assortment of products than our national
competitors, including mass merchants
Deep merchandise selection
—
High in stock positions of core items
Compelling Value
—
“Nobody has More Party for Less” pricing strategy
Differentiated and Fun Retail Experience
Party
Goods
SKU
Count
Comparison
1
18
1
Party City management estimates.
Creating an Innovative and Fun Approach to Shopping
Sports City
Candy City
Custom  Invitations
Favor City
3

Sales of party goods have been resilient in all economic cycles Strong Financial Performance and Free Cash Flow Generation 19 Rolling LTM Gross Wholesale Sales ($ in millions) 4

Strong Financial Performance and Free Cash
Flow Generation

4
Adj. EBITDA
($mm)
Free Cash Flow ($mm)
Adj. EBITDA Margin
FCF Conversion
1
Free Cash Flow defined as Adjusted EBITDA less CapEx.
2
Free
Cash
Flow
Conversion
defined
as
(Adjusted
EBITDA
–
CapEx)
/
Adjusted
EBITDA.
3
See SEC filings for reconciliation of Adjusted EBITDA to Net Income
3
1
2
14.4%
14.7%
15.3%
15.7%
15.9%
16.1%
2010A
2011A
2012A
2013A
2014A
LTM 6/30/15A
$181
$231
$247
$260
$284
$295
2010A
2011A
2012A
2013A
2014A
LTM 6/30/15A
$231
$275
$292
$321
$362
$372
2010A
2011A
2012A
2013A
2014A
LTM 6/30/15A
78.4%
84.0%
84.6%
81.0%
78.5%
79.2%
2010A
2011A
2012A
2013A
2014A
LTM 6/30/15A

Multiple Levers for Disciplined Growth

5
Grow Wholesale
Business
Increase share of shelf at company-owned and third-party stores
Drive continued product innovation through new licenses and integration of new manufacturing acquisitions
Expand into adjacent business-to-business channel
Grow Our
Global Digital Platform
Enhance customer experience through integrated omni-channel strategy
Further develop international capabilities through country specific sites
Currently represents only approximately 9% of retail sales
Drive Additional
Growth and
Productivity From
Existing Stores
Continue to improve brand image and awareness
Pursue merchandising initiatives to drive increased units per transaction
Convert existing stores to new, more customer interactive format
Increase International
Presence
Drive international growth through customization of products to local tastes and holidays
Expand retail presence through store-within-a-store concept with select international retailers
Represents ~15% of revenues in 2014
Expand Our Retail
Store Base
Plan to open ~30 stores per year representing ~4% annual square footage growth
New stores generate a ~3 year payback and 50% ROIC in year 3
Pursue Accretive
Acquisitions
Completed numerous successful acquisitions over the past 16 years
Emphasis on smaller, bolt-on acquisitions that add scale and/or unique capabilities
Significant synergy potential through leveraging existing distribution, production and marketing capabilities

4

Expand Our Retail Store Base
Current retail network includes approximately 900 party
superstores, including:
Approximately 650 company-owned stores in the
U.S. and approximately 40 stores in Canada
Approximately 200 franchised locations
Acquired stores have been rebranded
Opportunity
to
add
over
400
2
additional
Party
City
stores in the U.S., Canada and Mexico
23 new stores opened in FY 2014 (19 net, including
acquired and closed stores)
Consistent Company-Owned Store Growth
1
Stores added in 2013 include all 54 stores that were acquired from iParty and converted to the
Party City banner.
2
Includes franchise stores in Mexico
New Stores Opened:
24
25
23
Target New Store Economics with Vertically-
Integrated Model
Sales at Maturity
~$2
million
Initial
Sales Growth
8
–
10%
over
3
–
4
years
Year
3 EBITDA Margins
~18-20%
Average Total Net Investment
$765k
Pre-Tax
Cash-on-Cash Returns
~50% by Year 3
Payback Period
~3 Years
Through our vertical model, we are able to enhance our total profitability by capturing the manufacturing-to-retail margin on a significant portion of our retail sales and by leveraging our access to multiple channels.  In this way, we are like no other retailer.
5
1
600
674
693
1,000+
2012
2013
2014
Potential

4

Drive Additional Growth And Productivity
From Existing Stores
Increase share of shelf of vertical products in
redesigned party stores
Convert existing stores to new,
more customer interactive format
Broadening products within
existing license
arrangements
Adding color coordinated
dress-up and candy
products
Expect to have all 200
remaining stores converted by
2018
Remodeled stores expected to
generate sales growth 5-6%
higher than non-remodeled in
the first year
New store management model
increases employee
engagement and improves
customer service
Pursue merchandising initiatives to
drive increased units per transaction
Continue to improve brand image and awareness
Strong emphasis on price-
value
proposition
–
“Nobody
Has More Party For Less”
Continual use of Party City
website and social marketing to
communicate products, party
ideas, assortment, and value
5

4

Grow Wholesale Business
Wholesale growth driven by our leading scale, vertical
operating model and strong innovation
Product portfolio initiatives include:
—
Building out wearable / costume business to
capitalize on recent acquisitions
—
Acquisition of new licenses and expansion into
new categories under existing licenses
–
Partnerships with MLB, NBA, NFL, and NHL
teams
Expansion into adjacent business-to-business channel
—
Targeting under-served consumer segments
Wholesale
Share
of
Shelf
1
Gross Wholesale Sales
1
Based on product COGS.
5
~25%
~70%
~75-80%
20%
50%
50%
30%
2005
2014
Long-term goal
Triples
Doubles
$471
$585
$583
$593
$646
$658
$298
$355
$440
$488
$567
$572
$769
$940
$1,023
$1,081
$1,213
$1,230
2010
2011
2012
2013
2014
LTM
06/30/15A
3rd Party Wholesale
Intercompany Sales

Historical Financial Performance

Superior Financial Performance

Total Revenues ($mm)
Same
Store
Sales
Growth
1
New Store Openings
1
Same store sales growth is brand comp (includes e-commerce sales and all stores converted to the Party City banner). 2011 comps driven by strong growth in e-commerce operations started in 2009.  2014 comps  partially driven by rebranding 54 stores acquired  from iParty
2
2011 includes 26 stores acquired from Party Packagers and 2013 store growth includes 54 stores acquired from iParty.
$1,015
$1,247
$1,560
$1,487
$1,599
$1,872
$1,914
$2,045
$2,271
$2,304
2006A
2007A
2008A
2009A
2010A
2011A
2012A
2013A
2014A
LTM 06/30/15
Net Openings
:
17
43
25
74
19
20
2
Brand Comp
Sales affected
by Superstorm
Sandy and the
timing of New
Year’s
3.6%
9.5%
2.9%
5.8%
3.1%
2010A
2011A
2012A
2013A
2014A
H1 2015
3.1%
13
16
24
25
23
27
2010A
2011A
2012A
2013A
2014A
LTM 6/30/15

4.2x
3.5x
6.3x
6.7x
5.8x
4.9x
5.1x
2010A
2011A
2012A
2013A
2014A
LTM 6/30/15A
LTM 6/30/15 PF for
Refi
Target
Acquisition
by THL
Historical Net Debt / Adj. EBITDA
2
Strong Balance Sheet and Liquidity
27
Majority of primary proceeds from IPO used to reduce existing indebtedness
Solid free cash flow generation with ability to self-fund organic growth and opportunistic acquisitions
Ample
liquidity
going
forward
supported
by
new
revolver
of
$640
million
1
Target
gross
leverage:
3.0x
-
3.5x
1
ABL revolver comprised of $500 million facility, $40 million FILO tranche, and $100 million seasonal facility increase.
2
See SEC filings for reconciliation of Adjusted EBITDA to Net Income.
3
Leverage as of fiscal year end.
4
Including Holdco Notes.
3,4
3,4
4
Dividend
Payment
3
3.0 -
3.5x

Recent Results: Second Quarter 2015

Q2 2015 Total Revenues increased 0.8% vs. Q2 2014 primarily due to:
SSS growth of 1.2%, partially impacted by the shift of the Easter selling season to the first quarter (+1.5%)
The addition of 20 net new stores vs. Q2 2014
Wholesale sales (ex currency and USB impact) were fueled by contract manufacturing sales and higher international sales
Total gross profit margin increased 80 basis points to 38.3% of net sales compared to 37.5% of net sales in the second quarter of fiscal 2014, primarily due to lower purchase accounting adjustments, higher share of shelf, favorable product mix and fewer markdowns
Adjusted EBITDA margin increased 100 basis points primarily due to the impact of leverage
1
Reflects
negative
impact
from
the
Easter
timing
shift.
SSS
were
2.7%
excluding
the
shift.
PY
SSS
benefited
from
rebranding
acquired
iParty
stores
and
Easter
shift
1
Q2 2015 Summary Results
Three Months Ended,
Y-o-Y
($ in millions)
6/30/2014
6/30/2015
$
%
Total Revenues
$492
$496
$4
0.8%
SSS
4.7%
1.2%
Gross Profit
$183
$188
$5
2.7%
% margin
37.5%
38.3%
Adj. EBITDA
$69
$75
$6
8.7%
% margin
14.1%
15.1%
Capital Expenditures
$19
$19
$0
0.0%
% margin
3.9%
3.8%